UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023 (December 30, 2022)

MARIZYME, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 3.03 Material Modification to Rights of Security Holders.

In a meeting held on August 26, 2022, the board of directors (the “Board”) of Marizyme, Inc. (the “Company”) authorized, and empowered the Company’s officers to take all such further actions as were necessary, proper, or advisable to carry out, among other actions, the filing of an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”), to increase the number of authorized shares of common stock of the Company from 18,750,000 shares of common stock, par value $0.001 per share, to 75,000,000 shares of common stock, par value $0.001 per share (the “Authorized Capital Increase”). The Board directed that the Company hold an annual meeting of shareholders on December 27, 2022 in order to consider and vote on proposals to approve or ratify such actions.

On December 27, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved, among other matters, an amendment to the Company’s Articles of Incorporation, as amended to date, to increase the total number of shares of authorized common stock to 75,000,000.

On December 30, 2022, the Company filed the Certificate of Amendment with the Nevada Secretary of State to effect the Authorized Capital Increase, which became effective upon filing.

All share amounts in this report have been presented on a retrospective basis to reflect a reverse stock split of the Company’s authorized and issued and outstanding shares of common stock, approved by the Board on August 1, 2022, and effective August 3, 2022 by the filing of a Certificate of Change with the Secretary of State of the State of Nevada on that date.

This description of the Certificate of Amendment is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
3.1	Certificate of Amendment to the Articles of Incorporation filed with the Nevada Secretary of State on December 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2023	MARIZYME, INC.

	By:	/s/ David Barthel
Name: David Barthel
Title: Chief Executive Officer